UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

BLUEGREEN VACATIONS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Florida

	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-912-8000

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	BVH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 5.08 Shareholder Director Nominations.

On November 15, 2023, the Board of Directors of Bluegreen Vacations Holding Corporation (the “Company”) approved December 21, 2023 as the meeting date for the Company’s 2023 Annual Meeting of Shareholders. Such Annual Meeting is expected to be held solely for the purpose of electing directors as required by the listing standards of the New York Stock Exchange. The Company plans to schedule and hold a special meeting of shareholders at a later date for the purpose of voting on the Company’s previously announced merger agreement with Hilton Grand Vacations Inc.

Because the scheduled date of the Company’s 2023 Annual Meeting of Shareholders is more than 30 days after the anniversary of the date of the Company’s 2022 Annual Meeting of Shareholders, the deadline for any shareholder proposal, including director nomination, intended to be considered at the Company’s 2023 Annual Meeting of Shareholders will be as follows. Pursuant to the Company Bylaws, as amended (the “Bylaws”), written notice from a shareholder interested in bringing business before the Company’s 2023 Annual Meeting of Shareholders or nominating a director candidate for election at the Company’s 2023 Annual Meeting of Shareholders, including any notice on Schedule 14N, must be received at the Company’s principal executive offices at 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431, by no later than 5:00 p.m., Eastern time, on November 25, 2023. Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions in the Company’s Bylaws. The Company’s Bylaws are filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2019 and can be obtained on the SEC’s EDGAR website at www.sec.gov. Shareholders may also contact the Company’s Secretary at the Company’s principal executive offices set forth above for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates. Shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Company’s 2023 Annual Meeting of Shareholders must comply with the requirements, including the deadline, set forth above as well as all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition to satisfying the requirements under the Company’s Bylaws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	Bluegreen Vacations Holding Corporation

	By:	/s/ Raymond S. Lopez
Raymond S. Lopez
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

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